Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of this quarterly report on Form 10-Q of LifeVantage Corporation (the “Company”) for the period ended March 31, 2026, with the Securities and Exchange Commission on the date hereof (the “report”), I, Michael Beindorff, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)
The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2)
The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the report or as a separate disclosure document.

/s/ Michael Beindorff
Michael Beindorff
Interim Chief Executive Officer
(Principal Executive Officer)

Date: May 6, 2026

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.